Exhibit 10.4
Execution Version

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of November 5, 2018, is entered into by and among MARKEL CORPORATION, a Virginia corporation with its principal offices in Glen Allen, Virginia (the “Borrower”), MARKEL BERMUDA LIMITED, a Bermuda company, MARKEL GLOBAL REINSURANCE COMPANY (formerly Alterra Reinsurance USA Inc.), a Delaware corporation, ALTERRA FINANCE LLC, a Delaware limited liability company, ALTERRA USA HOLDINGS LIMITED, a Delaware corporation, the Lenders (as hereinafter defined), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent.

RECITALS

A.The Credit Parties, the several lenders from time to time party thereto (the “Lenders”), and the Administrative Agent are party to the Credit Agreement, dated as of August 1, 2014, as amended by the First Amendment to Credit Agreement, dated as of November 15, 2015, and the Second Amendment to Credit Agreement, dated as of November 2, 2017 (as so amended, the “Credit Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement as amended by this Amendment.

B.The Borrower has requested that the Required Lenders amend the Credit Documents on the terms and conditions set forth herein.

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMENDMENTS TO CREDIT DOCUMENTS

1.1    Existing Defined Terms. Section 1.1 of the Credit Agreement is hereby amended by amending and restating the following defined term:
““Excluded Subsidiary” shall mean Markel Ventures, Inc., a Virginia corporation, Markel CATCo Investment Management Ltd., a Bermuda company, Nephila Holdings Ltd., a Bermuda company, or any other Subsidiary of the Borrower that

(i)is a Pledged Subsidiary;

(ii)(x) is acquired or formed by Borrower or a Subsidiary of Borrower on or after the Closing Date, (y) is not, or is formed for the purpose of acquiring another Person that is not, primarily engaged in the property and casualty insurance or property and casualty insurance-related businesses, and (z) is designated as an Excluded Subsidiary in the first Compliance Certificate under Section 6.3(a) following its formation or acquisition; or

(iii)    is a Subsidiary of another Excluded Subsidiary.”

ARTICLE II
CONDITIONS OF EFFECTIVENESS

2.1    The amendments set forth in Article I shall become effective as of the date (the “Amendment Effective Date”)

when, and only when, the Administrative Agent shall have received an executed counterpart of this Amendment from the Credit Parties and the Required Lenders.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

3.1    Each Credit Party (solely as to itself and its Subsidiaries) represents and warrants to the Administrative Agent, the Lenders and the Issuing Banks on and as of the Amendment Effective Date, that: (i) it has taken all necessary action to authorize the execution, delivery and performance of this Amendment, (ii) this Amendment has been duly executed and delivered by such Credit Party and constitutes such Credit Party’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies, (iii) no consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by such Credit Party of this Amendment, (iv) the representations and warranties set forth in Article V of the Credit Agreement are true and correct as of the date hereof except for those which expressly relate to an earlier date, (v) after giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default, (vi) the Security Documents continue to create a valid security interest in, and Lien upon, all right, title and interest of each Account Party in and to the Collateral purported to be pledged by it thereunder and described therein, superior to and prior to the rights of all third persons and subject to no other Liens except as specifically permitted under the Credit Documents and (vii) the Obligations are not reduced by this Amendment and are not subject to any offsets, defenses or counterclaims.

ARTICLE IV
ACKNOWLEDGEMENT AND CONFIRMATION

4.1    Each party to this Amendment hereby confirms and agrees that, after giving effect to this Amendment, the Credit Agreement and the other Credit Documents to which it is a party remain in full force and effect and enforceable against such party in accordance with their respective terms, as modified hereby, and shall not be discharged, diminished, limited or otherwise affected in any respect.

ARTICLE V
MISCELLANEOUS

5.1    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF VIRGINIA (WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF).

5.2    Credit Document. As used in the Credit Agreement, “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement after amendment by this Amendment. Any reference to the Credit Agreement or any of the other Credit Documents herein or in any such documents shall refer to the Credit Agreement and the other Credit Documents as amended hereby. This Amendment is limited to the matters expressly set forth herein, and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement except as expressly set forth herein. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

5.3    Expenses. The Credit Parties shall pay all reasonable and documented fees and expenses of counsel to the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment.

5.4    Severability. To the extent any provision of this Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

5.5    Successors and Assigns. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.

5.6    Construction. The headings of the various sections and subsections of this Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

5.7    Counterparts; Integration. This Amendment may be executed and delivered via facsimile or electronic mail with the same force and effect as if an original were executed and may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument. This Amendment constitutes the entire contract among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first above written.

MARKEL CORPORATION

By:	/s/ Jeremy A. Noble
Name:	Jeremy A. Noble
Title:	Senior Vice President and Chief Financial Officer

MARKEL BERMUDA LIMITED

By:	/s/ April L. Duff
Name:	April L. Duff
Title:	Treasurer

MARKEL GLOBAL REINSURANCE COMPANY

By:	/s/ April L. Duff
Name:	April L. Duff
Title:	Treasurer

ALTERRA USA HOLDINGS LIMITED

By:	/s/ Jeremy A. Noble
Name:	Jeremy A. Noble
Title:	Vice President, Chief Financial Officer and Treasurer

ALTERRA FINANCE LLC

By:	/s/ Jeremy A. Noble
Name:	Jeremy A. Noble
Title:	Chief Financial Officer and Treasurer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender, a Fronting Bank and as a Lender

By:	/s/ Grainne M. Pergolini
Name:	Grainne M. Pergolini
Title:	Managing Director

SIGNATURE PAGE TO
THIRD AMENDMENT TO CREDIT AGREEMENT

CITIBANK, N.A., as a Lender

By:	/s/ John Modin
Name:	John Modin
Title:	Vice President & Managing Director

BARCLAYS BANK, PLC, as a Lender

By:	/s/ Karla K. Maloof
Name:	Karla K. Maloof
Title:	Head of Insurance - Americas, Corporate Banking
Executed in New York

JPMORGAN CHASE BANL, N.A., as a Lender

By:	/s/ Hector J. Varona
Name:	Hector J. Varona
Title:	Executive Director

SUNTRUST BANK, as a Lender

By:	/s/ Doug Kennedy
Name:	Doug Kennedy
Title:	Director

Branch Banking and Trust Company, as a Lender

By:	/s/ Scott Hennessee
Name:	Scott Hennessee
Title:	Senior Vice President

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Joshua Metcalf
Name:	Joshua Metcalf
Title:	VP

Bank of America, N.A., as a Lender

By:	/s/ Hema Kishnani
Name:	Hema Kishnani
Title:	Vice President

SIGNATURE PAGE TO
THIRD AMENDMENT TO CREDIT AGREEMENT

THE BANK OF NEW YORK MELLON, as a Lender

By:	/s/ Tatiana Ross
Name:	Tatiana Ross
Title:	Vice President

SIGNATURE PAGE TO
THIRD AMENDMENT TO CREDIT AGREEMENT